THE BRAMWELL FUNDS, INC.

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2002

Effective as of June 1, 2003, the Statement of Additional Information for the Bramwell Funds is revised as follows:

The first two sentences of the second paragraph under the "Net Asset Value" section of the Statement of Additional Information are deleted and replaced with the following:

      A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the most current bid price will be used. Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price to NASDAQ's proprietary trade reporting system at or before 4:00:02 p.m., Eastern time, unless that price is outside the range of the concurrent bid and asked price; in that case, NASDAQ will adjust the price to equal the bid or asked price, whichever is closer. The NOCP may not be equal to the consolidated closing price that newspapers may quote.

This Supplement is dated June 1, 2003 and should be retained for future reference.

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